SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 1, 2002

Date of Report
(Date of Earliest Event Reported)

V-GPO, INC.
formerly known as Epicure Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

2150 Whitfield Industrial Way
Sarasota, Florida 34243

(Address of principal executive offices)

941/727-1552

Registrant's telephone number

Florida (State of Incorporation)	59-1997186 (IRS Employer Identification No.)

     Pursuant to an Agreement and Plan of Merger ("Agreement") dated as of December 6, 2001 by and between Epicure Investments, Inc., a Florida corporation (the "Company"), and V-GPO, Inc., a Delaware corporation ("V-GPO Delaware"), on January 1, 2002 V-GPO Delaware merged with and into the Company, with the Company emerging as the surviving corporation ("Merger"). In consideration of the Merger, all of V-GPO Delaware's outstanding securities were converted into 36,500,000 shares of the Company's Common Stock, 100,000 shares of the Company's Series A Preferred Stock and options and warrants equal in kind and number to those of V-GPO Delaware (collectively the "Merger Consideration").

     In this regard, on December 19, 2001, the Company's Board of Directors unanimously approved the following actions: (1) increasing the authorized common stock of the Company to 100,000,000 with a par value of $0.0001 ("Common Stock") and creating a class of preferred stock, $.001 par value, with 20,000,000 shares authorized ("Preferred Stock"); (2) changing the name of the Company to V-GPO, Inc.; (3) creating a series of Preferred Stock designated as Series A Preferred Stock with voting rights equal to 400 votes per share; and (4) merging V-GPO Delaware with and into the Company and issuing the Merger Consideration (collectively the "Actions"). The Company thereafter received written consent to the Actions from the holders of a majority of votes entitled to be cast on the Actions with respect to the outstanding shares of the Company's Common Stock in accordance with Section 607.0704 of the Florida Business Corporation Act. Each of the Actions became effective January 1, 2002.

     Upon effectiveness of the Merger, the Company had an aggregate of 40,765,500 issued shares of Common Stock including 1,416,667 issued shares held in Treasury. Immediately prior to the effectiveness of the Merger (i.e., the moment before the effective time of the Merger) the Company had 4,265,500 issued shares of Common Stock. By virtue of the Merger, and their receipt of the Merger Consideration, V-GPO Delaware's shareholders acquired 89.5% of the issued and outstanding Common Stock of the Company and 100% of its Series A Preferred Stock.

     Upon effectiveness of the Merger, the executive officers and directors of V-GPO Delaware became the executive officers and directors of the Company as provided in the Agreement.

     Mr. Norman R. Dobiesz, the new Chairman, Chief Executive Officer and a director of the Company, is the beneficial owner of 19,562,500 shares of the Company's Common Stock (49.7%) and all 100,000 shares of the Series A Preferred Stock (100%). Each share of the Series A Preferred Stock entitles Mr. Dobiesz to cast four hundred (400) votes for an aggregate of 40,000,000 votes with respect to all 100,000 shares of Series A Preferred Stock. As a result of his beneficial ownership of Common Stock and Preferred Stock, Mr. Dobiesz can elect all of the Company's directors and control its affairs.

     Effective January 10, 2002, "VGPO" became the new trading symbol for the Company's Common Stock.

     A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated herein by reference. You must refer to the Agreement for a complete understanding of the Merger's terms and conditions. This summary of the Merger and other information in this Report on Form 8-K is qualified in its entirety by such reference.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective January 1, 2002, the Company issued an aggregate of 36,500,000 shares of the Company's Common Stock and 100,000 shares of the Company's Series A Preferred Stock to the shareholders of V-GPO Delaware as a part of the Merger Consideration and the Company succeeded to the business of V-GPO Delaware as a result of the Merger.

DESCRIPTION OF THE COMPANY'S BUSINESS AND OPERATIONS

GENERAL

     The Company was incorporated in May, 1980 in the State of Florida and engaged in the hotel and restaurant industry from 1980 until October 1, 1990, when the Company sold its assets and ceased operations.

     Since 1990, the Company has had no operations, but has maintained its legal existence with a view to its subsequent combination with a private corporation actively engaged in a business. The Company therefore has had no revenues from operations nor conducted any operating activities since October, 1990. Effective January 1, 2002, the Company, as the surviving corporation in the Merger, succeeded to the business of V-GPO Delaware.

THE BUSINESS OF V-GPO

     V-GPO Delaware was a supply chain management consulting and B-2-B e-commerce corporation servicing the healthcare industry, hospitals, general purchasing organizations, clinics, mail order pharmacies, etc., that markets and licenses software products developed by its affiliate Florida Software Systems Corporation and its affiliates (collectively "FSS") to enable organizations to better attain the results that are available through the best use of subject matter expertise, current technology and the application of sound management practices. The primary tools V-GPO Delaware utilized were the V-GPO group of products.

     The V-GPO platform is designed to enable facilities and suppliers to efficiently buy and sell products on a secure, Internet-enabled purchasing solution. The Company believes the V-GPO purchasing solution enables businesses to optimize their supply contracts using a sophisticated rules database that allows them to manage by exception. The V-GPO system is supplier independent thus enabling them to manage all contracts and purchases transactions from the point of requisition through receipt and provides a strong emphasis on the back-end reporting and unique, solutions centered diagnostics of purchasing patterns and purchase contract utilization and optimization. The V-GPO system goes beyond the simple basics of facilitating B-2-B electronic commerce by functioning as a Resource Management Data Repository and Information Systems partner, both for customer facilities as well as suppliers.

     The V-GPO solution automates and consolidates the electronic catalogues from all suppliers into a single master list of items critical to the specific business enterprise. The V-GPO platform avoids having to surf each individual supplier's web site e-commerce application to build the customer's order needs. From requisition to purchase order, the system monitors each line item for contract optimization, pricing, and approvals required per the facility/customer specific purchasing rules. The customer maintains complete visibility of the status of its order as it is received and confirmed by the supplier partners. Again, as "exceptions" are noted along the way, from whatever the source, the business enterprise is immediately and automatically notified via email to avoid any receiving dock surprises. With the supply chain process in control, the Company believes the customer should realize significant improvements in cost savings as well as buyer satisfaction. The V-GPO platform resides on industry-standard servers and is accessible by standard web browsers requiring minimal software installation or integration at the customer site. The Company believes that the V-GPO solution requires minimal investment of time and capital to install, maintain and use.

     V-GPO Delaware was incorporated in May 2000 and is the successor as a result of a reincorporation merger to IHI Associates, Inc., a Florida corporation, which commenced operations in November 1997. The Company's new headquarters and administrative offices are located in the former offices of V-GPO Delaware at 2150 Whitfield Industrial Way in Sarasota, Florida. Its operations and marketing functions are administered from an office located at 5525 N. MacArthur, Suite 680 in Irving, Texas which the Company believes enhances the opportunity to attract key personnel and serve it's customers.

FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical facts and can be identified by words such as "may," "except," "anticipate," "estimate," "hopes," "believes," "continue," "intends," "seeks," "contemplates," "suggests," "envisions," or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, including but not limited to, those risks associated with economic conditions generally and economically in those areas where the Company has or expects to have assets and operations; competitive and other factors affecting the Company's operations, markets, products and services; those risks associated with the Company's ability to successfully negotiate with certain customers; associated costs arising out of the Company's activities and the matters discussed in this Form 8-K; risks relating to changes in interest rates and in the availability, cost and terms of financing; risks related to the performance of financial markets; risks related to changes in domestic laws, regulations and taxes; risks related to changes in business strategy or development plans; risks associated with future profitability; and other factors discussed elsewhere in this Form 8-K and in documents filed by the Company with the Securities and Exchange Commission. Many of these factors are beyond the Company's control. Actual results could differ materially from these forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this Form 8-K will, in fact, occur. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances and other factors discussed elsewhere in this report and the documents filed or to be filed by the Company with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Financial Statements. At the date of this Report on Form 8-K, it is impracticable for the Company to provide financial statements of V-GPO Delaware. Such financial statements will be filed in an amendment to this Report on Form 8-K as soon as reasonably practicable.

     (b)     Pro Forma Financial Information. At the date of this Report on form 8-K, it is impracticable for the Company to provide pro forma financial information pertaining to V-GPO Delaware. Such pro forma financial information will be provided in an amendment to this Report Form 8-K as soon as reasonable practicable.

     (c)     Exhibits. The following Exhibits are filed with this Report on Form 8-K.

Exhibit	Description
2.1	Agreement and Plan of Merger by and between V-GPO, Inc. and Epicure Investments, Inc. dated December 6, 2001
3.1	Restated Articles of Incorporation of V-GPO, Inc. f/k/a Epicure Investments, Inc.
3.2	Articles of Amendment to Restated Articles of Incorporation of V-GPO, Inc. f/k/a Epicure Investments, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

V-GPO, INC. f/k/a EPICURE INVESTMENTS, INC. (Registrant)
Dated: January 15, 2002	/s/ Norman R. Dobiesz Norman R. Dobiesz Chairman & Chief Executive Officer